Exhibit 99.2

The Travelers Companies, Inc. Financial Supplement - First Quarter 2009

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Net income	$967	$942	$214	$801	$662
Net income per share: (1)
Basic	$1.56	$1.56	$0.36	$1.36	$1.12
Diluted	$1.54	$1.54	$0.36	$1.35	$1.11

Operating income	$1,008	$918	$330	$939	$799
Operating income per share: (1)
Basic	$1.63	$1.52	$0.56	$1.60	$1.36
Diluted	$1.60	$1.50	$0.55	$1.58	$1.34

Return on equity	14.6%	14.4%	3.4%	12.8%	10.2%
Operating return on equity	15.6%	14.3%	5.1%	14.7%	12.4%

Total assets, at period end	$114,144	$113,625	$112,695	$109,751	$110,467
Total equity, at period end	$26,388	$25,923	$24,721	$25,319	$26,497

Book value per share, at period end	$43.31	$43.56	$41.94	$43.12	$45.12
Less: Net unrealized investment gains (losses), net of tax	0.95	0.11	(1.40)	(0.25)	0.93
Adjusted book value per share, at period end	$42.36	$43.45	$43.34	$43.37	$44.19

Weighted average number of common shares outstanding (basic) (1)	615.4	598.2	586.7	583.6	584.6
Weighted average number of common shares outstanding and common stock equivalents (diluted) (1)	624.8	607.9	594.7	590.3	590.4
Common shares outstanding at period end	606.9	592.8	587.2	585.1	585.3

Common stock dividends declared	$178	$180	$177	$177	$177

Common stock repurchased:
Under repurchase authorization (2)
Shares	20.8	15.3	6.2	2.7	-
Cost	$1,000	$750	$272	$100	$-
Other
Shares	0.6	0.1	0.1	-	0.7
Cost	$28	$7	$2	$1	$27

(1)  In accordance with the provisions of FSP EITF 03-06-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, which was effective January 1, 2009, all prior-period basic and diluted EPS data has been restated to reflect the retrospective application of this guidance.

(2)  Repurchased under Board of Director authorization.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share (1)
($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Net income
Operating income	$1,008	$918	$330	$939	$799
Net realized investment gains (losses)	(41)	24	(116)	(138)	(137)
Net income	$967	$942	$214	$801	$662

Basic earnings per share
Operating income	$1.63	$1.52	$0.56	$1.60	$1.36
Net realized investment gains (losses)	(0.07)	0.04	(0.20)	(0.24)	(0.24)
Net income	$1.56	$1.56	$0.36	$1.36	$1.12

Diluted earnings per share
Operating income	$1.60	$1.50	$0.55	$1.58	$1.34
Net realized investment gains (losses)	(0.06)	0.04	(0.19)	(0.23)	(0.23)
Net income	$1.54	$1.54	$0.36	$1.35	$1.11

Adjustments to net income and weighted average shares for net income EPS calculations: (2)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Basic
Net income, as reported	$967	$942	$214	$801	$662
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(1)	(1)
Participating share-based awards - allocated income	(6)	(7)	(1)	(6)	(5)
Net income available to common shareholders - basic	$960	$934	$212	$794	$656

Diluted
Net income available to common shareholders - basic	$960	$934	$212	$794	$656
Effect of dilutive securities:
Convertible preferred stock	1	1	1	1	1
Zero coupon convertible notes	1	1	1	1	1
Net income available to common shareholders - diluted	$962	$936	$214	$796	$658

Common Shares
Basic
Weighted average shares outstanding	615.4	598.2	586.7	583.6	584.6

Diluted
Weighted average shares outstanding	615.4	598.2	586.7	583.6	584.6
Weighted average effects of dilutive securities:
Stock options and performance shares	4.4	4.8	3.3	2.1	2.0
Convertible preferred stock	2.6	2.5	2.3	2.2	2.2
Zero coupon convertible notes	2.4	2.4	2.4	2.4	1.6
Diluted weighted average shares outstanding	624.8	607.9	594.7	590.3	590.4

(1)  In accordance with the provisions of FSP EITF 03-06-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, which was effective January 1, 2009, all prior-period basic and diluted EPS data has been restated to reflect the retrospective application of this guidance.

(2)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Revenues
Premiums	$5,340	$5,357	$5,448	$5,434	$5,301
Net investment income	815	778	716	483	542
Fee income	105	90	120	75	73
Net realized investment gains (losses)	(62)	36	(170)	(219)	(214)
Other revenues	34	34	31	32	33
Total revenues	6,232	6,295	6,145	5,805	5,735

Claims and expenses
Claims and claim adjustment expenses	3,021	3,092	3,871	3,009	3,190
Amortization of deferred acquisition costs	954	961	990	975	944
General and administrative expenses (1)	853	864	1,001	800	782
Interest expense	90	91	95	94	92
Total claims and expenses	4,918	5,008	5,957	4,878	5,008

Income before income taxes	1,314	1,287	188	927	727
Income tax expense (benefit)	347	345	(26)	126	65
Net income	$967	$942	$214	$801	$662

Other statistics
Effective tax rate on net investment income	20.2%	19.8%	18.1%	9.5%	12.6%
Net investment income (after-tax)	$650	$624	$587	$438	$474

Catastrophes, net of reinsurance (2):
Pre-tax	$95	$356	$1,042	$(85)	$83
After-tax	$62	$231	$682	$(56)	$54

(1)  In 3Q 2008, 4Q 2008 and 1Q 2009 “General and administrative expenses” includes $176 million, $(35) million, and $(61) million, respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Underwriting gain (loss)	$401	$338	$(208)	$545	$353
Net investment income	650	624	587	438	474
Other, including interest expense	(43)	(44)	(49)	(44)	(28)
Operating income	1,008	918	330	939	799
Net realized investment gains (losses)	(41)	24	(116)	(138)	(137)
Net income	$967	$942	$214	$801	$662

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	55.7%	57.0%	69.9%	54.9%	59.7%
Underwriting expense ratio (3)	31.9%	32.3%	34.8%	31.0%	30.9%
Combined ratio	87.6%	89.3%	104.7%	85.9%	90.6%

Impact of catastrophes on combined ratio (4)	1.8%	6.6%	19.1%	-1.6%	1.6%
Impact of prior year reserve development on combined ratio	-7.5%	-9.8%	-6.2%	-5.1%	-4.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses. In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Billing and policy fees	$27	$26	$27	$26	$27
Fee income:
Loss and loss adjustment expenses	$43	$30	$58	$13	$20
Underwriting expenses	62	60	62	62	53
Total fee income	$105	$90	$120	$75	$73

(3)  In 1Q 2009, the impact of changes in prior year estimates of hurricane-related assessments, which is not included in the “Impact of catastrophes on the combined ratio”, is (1.2) points.

(4)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008 and December 31, 2008 included 15.8 and (1.0) point impacts, respectively, on the loss and loss adjustment expense ratio, and 3.3 and (0.6) point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Revenues
Premiums	$5,340	$5,357	$5,448	$5,434	$5,301
Net investment income	815	778	716	483	542
Fee income	105	90	120	75	73
Other revenues	34	34	31	32	33
Total revenues	6,294	6,259	6,315	6,024	5,949

Claims and expenses
Claims and claim adjustment expenses	3,021	3,092	3,871	3,009	3,190
Amortization of deferred acquisition costs	954	961	990	975	944
General and administrative expenses	853	864	1,001	800	782
Interest expense	90	91	95	94	92
Total claims and expenses	4,918	5,008	5,957	4,878	5,008

Operating income before income taxes	1,376	1,251	358	1,146	941
Income tax expense	368	333	28	207	142
Operating income	$1,008	$918	$330	$939	$799

Other statistics
Effective tax rate on net investment income	20.2%	19.8%	18.1%	9.5%	12.6%
Net investment income (after-tax)	$650	$624	$587	$438	$474

Catastrophes, net of reinsurance (1):
Pre-tax	$95	$356	$1,042	$(85)	$83
After-tax	$62	$231	$682	$(56)	$54

(1)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Statutory underwriting
Gross written premiums	$5,933	$6,061	$6,134	$5,709	$5,863
Net written premiums	$5,188	$5,629	$5,481	$5,385	$5,203

Net earned premiums	$5,340	$5,357	$5,448	$5,434	$5,301
Losses and loss adjustment expenses	2,978	3,118	3,781	2,974	3,159
Underwriting expenses	1,706	1,766	1,811	1,643	1,710
Statutory underwriting gain (loss)	656	473	(144)	817	432
Policyholder dividends	7	9	4	11	8
Statutory underwriting gain (loss) after policyholder dividends	$649	$464	$(148)	$806	$424

Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,840	$42,885	$42,848	$41,307	$41,156
Increase (decrease) in reserves	$(228)	$45	$(37)	$(1,541)	$(151)
Statutory surplus	$22,353	$22,288	$21,929	$21,491	$21,561
Net written premiums/surplus (1)	0.97:1	0.97:1	0.99:1	1.01:1	1.01:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Written premiums
Gross	$5,933	$6,061	$6,134	$5,709	$5,863
Ceded	(745)	(432)	(653)	(324)	(660)
Net	$5,188	$5,629	$5,481	$5,385	$5,203

Earned premiums
Gross	$5,932	$5,957	$6,035	$5,978	$5,808
Ceded	(592)	(600)	(587)	(544)	(507)
Net	$5,340	$5,357	$5,448	$5,434	$5,301

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Revenues
Premiums	$2,786	$2,781	$2,823	$2,790	$2,757
Net investment income	573	540	494	310	355
Fee income	105	90	120	75	73
Other revenues	6	7	8	9	6
Total revenues	3,470	3,418	3,445	3,184	3,191

Claims and expenses
Claims and claim adjustment expenses	1,558	1,556	1,952	1,542	1,618
Amortization of deferred acquisition costs	451	451	466	450	449
General and administrative expenses (1)	516	516	565	482	467
Interest expense	-	-	-	1	-
Total claims and expenses	2,525	2,523	2,983	2,475	2,534

Operating income before federal income taxes	945	895	462	709	657
Income taxes	262	237	84	90	110
Operating income	$683	$658	$378	$619	$547

Other statistics
Effective tax rate on net investment income	19.7%	19.2%	17.4%	6.3%	10.8%
Net investment income (after-tax)	$460	$436	$409	$291	$317

Catastrophes, net of reinsurance (2):
Pre-tax	$57	$185	$488	$(24)	$12
After-tax	$37	$120	$318	$(16)	$8

(1)  In 3Q 2008, 4Q 2008 and 1Q 2009 “General and administrative expenses” includes $76 million, $(14) million, and $(26) million, respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Business Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Underwriting gain (loss)	$219	$217	$(35)	$325	$226
Net investment income	460	436	409	291	317
Other	4	5	4	3	4
Operating income	$683	$658	$378	$619	$547

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	54.2%	54.7%	67.1%	54.6%	57.8%
Underwriting expense ratio (3)	32.4%	32.4%	34.2%	31.1%	31.2%
Combined ratio	86.6%	87.1%	101.3%	85.7%	89.0%

Impact of catastrophes on combined ratio (4)	2.1%	6.6%	17.3%	-0.8%	0.4%
Impact of prior year reserve development on combined ratio	-11.2%	-12.8%	-8.7%	-7.3%	-6.6%

(1) Before policyholder dividends.

(2) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Billing and policy fees	$3	$4	$3	$4	$4
Fee income:
Loss and loss adjustment expenses	$43	$30	$58	$13	$20
Underwriting expenses	62	60	62	62	53
Total fee income	$105	$90	$120	$75	$73

(3)  In 1Q 2009, the impact of changes in prior year estimates of hurricane-related assessments, which is not included in the “Impact of catastrophes on the combined ratio”, is (0.9) points.

(4)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008 and December 31, 2008 included 14.6 and (0.3) point impacts, respectively, on the loss and loss adjustment expense ratio, and 2.7 and (0.5) point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Statutory underwriting
Gross written premiums	$3,308	$3,087	$3,215	$2,970	$3,294
Net written premiums	$2,911	$2,805	$2,748	$2,756	$2,963

Net earned premiums	$2,786	$2,781	$2,823	$2,790	$2,757
Losses and loss adjustment expenses	1,517	1,576	1,868	1,509	1,592
Underwriting expenses	903	897	922	842	903
Statutory underwriting gain	366	308	33	439	262
Policyholder dividends	4	6	2	6	4
Statutory underwriting gain after policyholder dividends	$362	$302	$31	$433	$258

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Business Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Net written premiums by market
Select Accounts	$708	$724	$662	$662	$731
Commercial Accounts	673	550	635	666	710
National Accounts	246	241	240	269	259
Industry-Focused Underwriting	613	584	613	586	617
Target Risk Underwriting	423	445	366	359	422
Specialized Distribution	244	259	228	208	222
Total core	2,907	2,803	2,744	2,750	2,961
Business Insurance other	4	2	4	6	2
Total	$2,911	$2,805	$2,748	$2,756	$2,963

Net written premiums by product line
Commercial multi-peril	$791	$726	$693	$728	$789
Workers’ compensation	674	566	598	614	748
Commercial automobile	500	476	511	465	485
Property	482	515	433	430	463
General liability	462	520	510	519	479
Other	2	2	3	-	(1)
Total	$2,911	$2,805	$2,748	$2,756	$2,963

National accounts
Additions to claim volume under administration (1)	$712	$522	$482	$566	$594
Written fees	$103	$80	$85	$77	$85

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Revenues
Premiums	$847	$852	$863	$867	$801
Net investment income	122	120	114	98	104
Other revenues	5	8	5	6	6
Total revenues	974	980	982	971	911

Claims and expenses
Claims and claim adjustment expenses	390	376	545	458	442
Amortization of deferred acquisition costs	159	163	166	164	146
General and administrative expenses (1)	144	149	149	139	138
Interest expense	-	1	1	-	-
Total claims and expenses	693	689	861	761	726

Operating income before federal income taxes	281	291	121	210	185
Income taxes	73	87	38	56	37
Operating income	$208	$204	$83	$154	$148

Other statistics
Effective tax rate on net investment income	23.5%	23.5%	22.0%	20.6%	19.4%
Net investment income (after-tax)	$93	$92	$89	$78	$84

Catastrophes, net of reinsurance (2):
Pre-tax	$-	$6	$91	$(13)	$-
After-tax	$-	$4	$64	$(10)	$-

(1)  In 3Q 2008, 4Q 2008 and 1Q 2009 “General and administrative expenses” includes $4 million, $(2) million, and $(1) million, respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Underwriting gain (loss)	$112	$107	$(8)	$72	$60
Net investment income	93	92	89	78	84
Other	3	5	2	4	4
Operating income	$208	$204	$83	$154	$148

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	45.7%	43.7%	62.9%	52.3%	54.7%
Underwriting expense ratio (2)	35.7%	36.7%	36.5%	34.9%	35.5%
Combined ratio	81.4%	80.4%	99.4%	87.2%	90.2%

Impact of catastrophes on combined ratio (3)	0.0%	0.6%	10.5%	-1.6%	0.0%
Impact of prior year reserve development on combined ratio	-7.4%	-15.5%	-4.9%	-4.2%	-1.4%

(1)  Before policyholder dividends.

(2)  In 1Q 2009, the impact of changes in prior year estimates of hurricane-related assessments, which is not included in the “Impact of catastrophes on the combined ratio”, is (0.1) points.

(3)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008 and December 31, 2008 included 9.8 and (1.5) point impacts, respectively, on the loss and loss adjustment expense ratio, and 0.7 and (0.1) point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Statutory underwriting
Gross written premiums	$946	$1,065	$965	$990	$842
Net written premiums	$644	$985	$901	$938	$563

Net earned premiums	$847	$852	$863	$867	$801
Losses and loss adjustment expenses	387	383	539	456	437
Underwriting expenses	311	317	299	286	286
Statutory underwriting gain	149	152	25	125	78
Policyholder dividends	3	3	2	5	4
Statutory underwriting gain after policyholder dividends	$146	$149	$23	$120	$74

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Net Written Premiums - Financial, Professional & International Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Net written premiums by market
Bond & Financial Products	$378	$621	$643	$586	$350
International	266	364	258	352	213
Total	$644	$985	$901	$938	$563

Net written premiums by product line
General liability	$101	$259	$271	$290	$129
Fidelity & surety	239	328	341	264	186
International	266	364	258	352	213
Other	38	34	31	32	35
Total	$644	$985	$901	$938	$563

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Revenues
Premiums	$1,707	$1,724	$1,762	$1,777	$1,743
Net investment income	120	118	108	75	83
Other revenues	21	19	18	17	21
Total revenues	1,848	1,861	1,888	1,869	1,847

Claims and expenses
Claims and claim adjustment expenses	1,073	1,160	1,374	1,009	1,130
Amortization of deferred acquisition costs	344	347	358	361	349
General and administrative expenses (1)	181	193	281	174	170
Total claims and expenses	1,598	1,700	2,013	1,544	1,649

Operating income (loss) before federal income taxes	250	161	(125)	325	198
Income taxes	69	39	(61)	99	44
Operating income (loss)	$181	$122	$(64)	$226	$154

Other statistics
Effective tax rate on net investment income	19.1%	18.9%	17.2%	8.2%	12.0%
Net investment income (after-tax)	$97	$96	$89	$69	$73

Catastrophes, net of reinsurance (2):
Pre-tax	$38	$165	$463	$(48)	$71
After-tax	$25	$107	$300	$(30)	$46

(1)  In 3Q 2008, 4Q 2008 and 1Q 2009 “General and administrative expenses” includes $96 million, $(19) million, and $(34) million, respectively, of estimated hurricane-related assessments from state-created insurance and windstorm insurance entities.

(2)  In 4Q 2008, “Catastrophes, net of reinsurance” includes a net benefit from re-estimation of current year catastrophe losses.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Operating Income (Loss) by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Underwriting gain (loss)	$70	$14	$(165)	$148	$67
Net investment income	97	96	89	69	73
Other	14	12	12	9	14
Operating income (loss)	$181	$122	$(64)	$226	$154

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	62.9%	67.3%	77.9%	56.8%	64.9%
Underwriting expense ratio (2)	29.3%	30.0%	35.0%	28.8%	28.4%
Combined ratio	92.2%	97.3%	112.9%	85.6%	93.3%

Impact of catastrophes on combined ratio (3)	2.2%	9.6%	26.2%	-2.7%	4.1%
Impact of prior year reserve development on combined ratio	-1.5%	-2.2%	-2.5%	-2.1%	-3.7%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Billing and policy fees	$24	$22	$24	$22	$23

(2)  In 1Q 2009, the impact of changes in prior year estimates of hurricane-related assessments, which is not included in the “Impact of catastrophes on the combined ratio”, is (2.0) points.

(3)  The impact of catastrophes on the combined ratios for the three months ended September 30, 2008 and December 31, 2008 included 20.8 and (1.6) point impacts, respectively, on the loss and loss adjustment expense ratio, and 5.4 and (1.1) point impacts, respectively, on the underwriting expense ratio.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Statutory underwriting

Gross written premiums	$1,679	$1,909	$1,954	$1,749	$1,727
Net written premiums	$1,633	$1,839	$1,832	$1,691	$1,677

Net earned premiums	$1,707	$1,724	$1,762	$1,777	$1,743
Losses and loss adjustment expenses	1,074	1,159	1,374	1,009	1,130
Underwriting expenses	492	552	590	515	521
Statutory underwriting gain (loss)	$141	$13	$(202)	$253	$92

Policies in force (in thousands)
Automobile	2,495	2,526	2,538	2,526	2,509
Homeowners and other	4,702	4,755	4,808	4,831	4,861

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Automobile) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Statutory underwriting

Gross written premiums	$930	$939	$938	$882	$933
Net written premiums	$922	$933	$929	$876	$925

Net earned premiums	$911	$919	$937	$941	$918
Losses and loss adjustment expenses	649	637	655	674	672
Underwriting expenses	262	271	270	257	273
Statutory underwriting gain (loss)	$-	$11	$12	$10	$(27)

Other statistics
GAAP Combined ratio (1):
Loss and loss adjustment expense ratio	71.3%	69.3%	69.9%	71.5%	73.2%
Underwriting expense ratio	27.7%	28.6%	28.5%	28.6%	28.9%
Combined ratio	99.0%	97.9%	98.4%	100.1%	102.1%

Impact of catastrophes on combined ratio	0.0%	1.5%	0.7%	0.0%	0.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$-	$14	$6	$-	$8
After-tax	$-	$9	$4	$-	$5

Policies in force (in thousands)	2,495	2,526	2,538	2,526	2,509
Change from prior year quarter	1.6%	2.5%	2.6%	1.9%	0.6%
Change from prior quarter	0.6%	1.2%	0.5%	-0.5%	-0.7%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Billing and policy fees	$14	$13	$14	$13	$13

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Homeowners and Other) ($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Statutory underwriting

Gross written premiums	$749	$970	$1,016	$867	$794
Net written premiums	$711	$906	$903	$815	$752

Net earned premiums	$796	$805	$825	$836	$825
Losses and loss adjustment expenses	425	522	719	335	458
Underwriting expenses	230	281	320	258	248
Statutory underwriting gain (loss)	$141	$2	$(214)	$243	$119

Other statistics
GAAP Combined ratio (1):
Loss and loss adjustment expense ratio	53.3%	64.9%	87.1%	40.2%	55.6%
Underwriting expense ratio	31.3%	31.6%	42.4%	29.1%	27.8%
Combined ratio	84.6%	96.5%	129.5%	69.3%	83.4%

Impact of catastrophes on combined ratio	4.8%	18.8%	55.3%	-5.6%	7.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$38	$151	$457	$(48)	$63
After-tax	$25	$98	$296	$(30)	$41

Policies in force (in thousands)	4,702	4,755	4,808	4,831	4,861
Change from prior year quarter	2.7%	2.7%	3.0%	3.2%	3.4%
Change from prior quarter	0.4%	1.1%	1.1%	0.5%	0.6%

(1) Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Billing and policy fees	$10	$9	$10	$9	$10

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Revenues
Net investment income	$-	$-	$-	$-	$-
Other revenues	2	-	-	-	-
Total revenues	2	-	-	-	-

Claims and expenses
Interest expense	90	90	94	93	92
General and administrative expenses	12	6	6	5	7
Total claims and expenses	102	96	100	98	99

Operating loss before federal income tax benefit	(100)	(96)	(100)	(98)	(99)
Income taxes	(36)	(30)	(33)	(38)	(49)
Operating loss	$(64)	$(66)	$(67)	$(60)	$(50)

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet
(in millions)

	March 31,	December 31,		March 31,	December 31,
	2009 (1)	2008		2009 (1)	2008

Assets			Liabilities
Fixed maturities, available for sale at fair value			Claims and claim adjustment expense reserves	$54,350	$54,723
(including $34 and $8 subject to securities			Unearned premium reserves	11,021	10,957
lending) (amortized cost $61,771 and $61,569)	$62,503	$61,275	Contractholder payables	6,533	6,350
Equity securities, at fair value (cost $380 and $461)	322	379	Payables for reinsurance premiums	714	528
Real estate	884	827	Debt	6,039	6,181
Short-term securities	5,673	5,222	Other liabilities	5,313	5,693
Other investments	2,771	3,035	Total liabilities	83,970	84,432
Total investments	72,153	70,738

Cash	245	350
Investment income accrued	780	823
Premiums receivable	6,032	5,954	Shareholders’ equity
Reinsurance recoverables	14,065	14,232	Preferred Stock Savings Plan - convertible preferred
Ceded unearned premiums	1,103	941	stock (0.3 shares issued and outstanding)	87	89
Deferred acquisition costs	1,778	1,774	Common stock (1,750.0 shares authorized; 585.3 and 585.1
Deferred tax asset	1,598	1,965	shares issued and outstanding)	19,290	19,242
Contractholder receivables	6,533	6,350	Retained earnings	13,805	13,314
Goodwill	3,364	3,366	Accumulated other changes in equity from nonowner sources	(232)	(900)
Other intangible assets	660	688	Treasury stock, at cost (129.5 and 128.8 shares)	(6,453)	(6,426)
Other assets	2,156	2,570	Total shareholders’ equity	26,497	25,319
Total assets	$110,467	$109,751	Total liabilities and shareholders’ equity	$110,467	$109,751

(1) Preliminary.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2009	Yield (1)	2008	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$22,594	5.33%	$22,481	5.32%
Tax-exempt fixed maturities	39,909	4.12%	38,794	4.14%
Total fixed maturities	62,503	4.58%	61,275	4.59%

Non-redeemable preferred stocks	176	6.47%	219	6.35%
Common stocks	146		160
Total equity securities	322		379

Real estate	884		827

Short-term securities	5,673	0.44%	5,222	1.20%

Private equities	1,409		1,505
Hedge funds	466		531
Real estate joint ventures & other	836		886
Mortgage loans	42	6.51%	94	8.06%
Trading securities	18		19
Total other investments	2,771		3,035

Total investments	$72,153		$70,738

Net unrealized investment gains (losses), net of tax, included in shareholders’ equity	$543		$(144)

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	March 31,	December 31,
	2009	2008
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$1,767	$1,841
Obligations of states and political subdivisions	40,203	39,062
Debt securities issued by foreign governments	1,590	1,519
Mortgage-backed securities - principally obligations of U.S. Government agencies	5,880	6,059
Corporates (including redeemable preferreds)	13,063	12,794
Total fixed maturities	$62,503	$61,275

Fixed Maturities

Quality Characteristics (1)

	March 31, 2009
	Amount	% of Total
Quality Ratings
Aaa	$31,121	49.8%
Aa	20,242	32.4
A	6,741	10.8
Baa	3,113	5.0
Total investment grade	61,217	98.0
Ba	663	1.0
B	426	0.7
Caa and lower	197	0.3
Total below investment grade	1,286	2.0
Total fixed maturities	$62,503	100.0%
Average weighted quality	Aa1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Gross investment income
Fixed maturities	$736	$726	$727	$726	$713
Short-term securities	52	32	36	23	10
Other	39	32	(37)	(256)	(175)
	827	790	726	493	548
Investment expenses	12	12	10	10	6
Net investment income, pre-tax	815	778	716	483	542
Income taxes	165	154	129	45	68
Net investment income, after-tax	$650	$624	$587	$438	$474

Effective tax rate	20.2%	19.8%	18.1%	9.5%	12.6%

Average invested assets (1)	$74,733	$74,156	$74,256	$73,588	$72,720

Average yield pre-tax (1)	4.4%	4.2%	3.9%	2.6%	3.0%
Average yield after-tax	3.5%	3.4%	3.2%	2.4%	2.6%

(1)  Excludes net unrealized investment gains (losses), net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Net realized investment gains (losses)
Fixed maturities	$(32)	$6	$(153)	$(192)	$(100)
Equity securities	(1)	(14)	(28)	(29)	(74)
Other (1)	(29)	44	11	2	(40)
Realized investment gains (losses) before tax	(62)	36	(170)	(219)	(214)
Related taxes	(21)	12	(54)	(81)	(77)
Net realized investment gains (losses)	$(41)	$24	$(116)	$(138)	$(137)

Gross investment gains (1)	$89	$138	$91	$160	$105
Gross investment losses before impairments (1)	(113)	(74)	(105)	(181)	(135)
Impairments	(38)	(28)	(156)	(198)	(184)
Realized investment gains (losses) before tax	(62)	36	(170)	(219)	(214)
Related taxes	(21)	12	(54)	(81)	(77)
Net realized investment gains (losses)	$(41)	$24	$(116)	$(138)	$(137)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2008	2008	2008	2008	2009

Net unrealized investment gains (losses), net of tax, by asset type
Fixed maturities	$695	$(73)	$(1,406)	$(294)	$732
Equity securities & other	168	159	115	41	71
Unrealized investment gains (losses) before tax	863	86	(1,291)	(253)	803
Related taxes	287	23	(473)	(109)	260

Balance, end of period	$576	$63	$(818)	$(144)	$543

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:
Gross investment Treasury future gains	$42	$49	$48	$51	$76
Gross investment Treasury future losses	$56	$39	$52	$96	$76

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

		March 31,	December 31,
		2009	2008
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses		$9,230	$9,376
Allowance for uncollectible reinsurance		(607)	(618)
Net reinsurance recoverables		8,623	8,758
Mandatory pools and associations		1,939	1,957
Structured settlements		3,503	3,517
Total reinsurance recoverables		$14,065	$14,232

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Reinsurer	Predominant Reinsurer	2009	2008
Swiss Re Group	A third highest of 16 ratings	$968	$1,009
Munich Re Group	A+ second highest of 16 ratings	796	831
Transatlantic Holdings, Inc. (1)	A third highest of 16 ratings	504	495
Berkshire Hathaway Group	A++ highest of 16 ratings	469	495
XL Capital Group	A third highest of 16 ratings	460	465

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at March 31, 2009, after deducting mandatory pool and structured settlement balances, $6.8 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% net recoverables from reinsurers were comprised of the following:  7% related to the Company’s participation in voluntary pools, 9% related to recoverables from captive insurance companies and 5% were balances from other companies not rated by A.M. Best Company.  In addition, $2.5 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at March 31, 2009.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent recoverables from annuities that were purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  In cases where the Company did not receive a release from the claimant, the Company retains the liability to the claimant in the event that the life insurance company fails to pay; accordingly, the Company continues to report the amount due from the life insurance company as a liability and as a recoverable for GAAP purposes. The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Group	Predominant Insurer	2009	2008
Old Mutual	A- fourth highest of 16 ratings	$1,069	$1,075
Metlife	A+ second highest of 16 ratings	547	554
Genworth	A third highest of 16 ratings	479	485
Symetra	A third highest of 16 ratings	294	296
ING Group	A third highest of 16 ratings	239	242

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009
Business Insurance
Beginning of period	$34,021	$33,718	$33,649	$33,310	$32,270
Incurred	1,517	1,576	1,868	1,509	1,592
Paid	(1,736)	(1,696)	(2,148)	(1,683)	(1,816)
Acquired (sold) reserves, foreign exchange and other (1)	(84)	51	(59)	(866)	(3)
End of period	$33,718	$33,649	$33,310	$32,270	$32,043

Financial, Professional & International Insurance
Beginning of period	$5,520	$5,590	$5,650	$5,703	$5,397
Incurred	387	383	539	456	437
Paid	(324)	(294)	(324)	(468)	(309)
Acquired (sold) reserves, foreign exchange and other	7	(29)	(162)	(294)	(22)
End of period	$5,590	$5,650	$5,703	$5,397	$5,503

Personal Insurance
Beginning of period	$3,527	$3,532	$3,586	$3,835	$3,640
Incurred	1,074	1,159	1,374	1,009	1,130
Paid	(1,069)	(1,105)	(1,125)	(1,204)	(1,160)
End of period	$3,532	$3,586	$3,835	$3,640	$3,610

Total
Beginning of period	$43,068	$42,840	$42,885	$42,848	$41,307
Incurred	2,978	3,118	3,781	2,974	3,159
Paid	(3,129)	(3,095)	(3,597)	(3,355)	(3,285)
Acquired (sold) reserves, foreign exchange and other (1)	(77)	22	(221)	(1,160)	(25)
End of period	$42,840	$42,885	$42,848	$41,307	$41,156

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$-	$-	$70	$-	$-
Environmental	-	85	-	-	-
All other	(312)	(442)	(317)	(205)	(182)
Prior year development excluding accretion of discount	(312)	(357)	(247)	(205)	(182)
Accretion of discount	15	16	15	14	14
Total Business Insurance	(297)	(341)	(232)	(191)	(168)

Financial, Professional & International Insurance	(63)	(132)	(43)	(36)	(12)

Personal Insurance	(25)	(37)	(44)	(37)	(64)
Total	$(385)	$(510)	$(319)	$(264)	$(244)

(1)  Reflects the sale of Unionamerica Holdings, Ltd. in 4Q 2008, decreasing net reserves by $790 million in Business Insurance.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Asbestos reserves
Beginning reserves:
Direct	$4,353	$4,272	$4,184	$3,728	$3,299
Ceded	(619)	(600)	(588)	(501)	(385)
Net	3,734	3,672	3,596	3,227	2,914
Incurred losses and loss expenses:
Direct	-	-	70	-	-
Ceded	-	-	-	-	-
Losses paid:
Direct (1)	81	88	526	99	83
Ceded	(19)	(12)	(87)	(18)	(22)
Sale of subsidiary: (2)
Direct	-	-	-	330	-
Ceded	-	-	-	(98)	-
Ending reserves:
Direct	4,272	4,184	3,728	3,299	3,216
Ceded	(600)	(588)	(501)	(385)	(363)
Net	$3,672	$3,596	$3,227	$2,914	$2,853

Environmental reserves
Beginning reserves:
Direct	$478	$450	$499	$472	$400
Ceded	12	12	12	13	14
Net	490	462	511	485	414
Incurred losses and loss expenses:
Direct	-	85	-	-	-
Ceded	-	-	-	-	-
Losses paid:
Direct	28	36	27	32	22
Ceded	-	-	(1)	6	-
Sale of subsidiary: (2)
Direct	-	-	-	40	-
Ceded	-	-	-	(7)	-
Ending reserves:
Direct	450	499	472	400	378
Ceded	12	12	13	14	14
Net	$462	$511	$485	$414	$392

(1)  Third quarter of 2008 includes the final payment in connection with the ACandS settlement.

(2)  In December 2008, the Company completed the sale of its subsidiary Unionamerica Holdings, Ltd.

See Glossary of Financial Measures and Description of Reportable Business Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	March 31,	December 31,
Debt	2009	2008

Short-term debt
Commercial paper	$100	$100
Zero coupon convertible notes due March 3, 2009, effective yield 4.17%	-	140
7.81% Private placement note due September 16, 2009	2	2
Total short-term debt	102	242

Long-term debt
8.125% Senior notes due April 15, 2010 (1)	250	250
7.415% Medium-term notes due August 23, 2010	21	21
7.22% Real estate non-recourse debt due September 1, 2011	9	9
7.81% Private placement notes due on various dates through 2011	4	4
5.375% Senior notes due June 15, 2012 (1)	250	250
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	1,000
Total long-term debt	5,938	5,938
Unamortized fair value adjustment	66	68
Unamortized debt issuance costs	(67)	(67)
	5,937	5,939
Total debt	6,039	6,181

Preferred equity	87	89
Common equity (excluding net unrealized investment gains (losses), net of tax)	25,867	25,374
Total capital	$31,993	$31,644
Total debt to capital	18.9%	19.5%

(1)  Redeemable anytime with “make-whole” premium.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation
($ in millions)

	March 31,	December 31,
	2009 (1)	2008

Statutory capital and surplus	$21,561	$21,491

GAAP adjustments

Goodwill and intangible assets	3,822	3,841

Investments	1,239	342

Noninsurance companies	(3,407)	(3,924)

Deferred acquisition costs	1,778	1,774

Deferred federal income tax	353	699

Current federal income tax	(83)	(86)

Reinsurance recoverables	295	295

Furniture, equipment & software	559	526

Employee benefits	35	40

Agents balances	121	122

Other	224	199

Total GAAP adjustments	4,936	3,828

GAAP shareholders’ equity	$26,497	$25,319

(1) Estimated and Preliminary

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Cash flows from operating activities
Net income	$967	$942	$214	$801	$662
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	62	(36)	170	219	214
Depreciation and amortization	213	201	213	194	206
Deferred federal income tax expense (benefit)	(8)	34	23	(107)	22
Amortization of deferred acquisition costs	954	961	990	975	944
Equity in (income) loss from other investments	(17)	(16)	67	278	194
Premiums receivable	(28)	(177)	158	213	(78)
Reinsurance recoverables	272	10	251	676	167
Deferred acquisition costs	(968)	(991)	(991)	(895)	(948)
Claims and claim adjustment expense reserves	(386)	(38)	(249)	(1,360)	(373)
Unearned premium reserves	15	97	38	(420)	64
Trading account activities	2	5	(2)	6	1
Excess tax benefits from share-based payment arrangements	(4)	(3)	(1)	(2)	(1)
Other	(147)	(285)	61	(13)	(261)
Net cash provided by operating activities	927	704	942	565	813

Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,604	1,084	982	1,199	1,210
Proceeds from sales of investments:
Fixed maturities	1,044	1,405	1,139	3,344	630
Equity securities	12	24	11	6	16
Real estate	-	25	-	-	-
Other investments	246	178	123	108	92
Purchases of investments:
Fixed maturities	(2,350)	(2,063)	(2,222)	(4,492)	(2,265)
Equity securities	(21)	(25)	(43)	(6)	(12)
Real estate	(9)	(16)	(6)	(7)	(5)
Other investments	(123)	(162)	(242)	(140)	(112)
Net (purchases) sales of short-term securities	320	(667)	407	(466)	(451)
Securities transactions in course of settlement	43	31	(461)	69	398
Other	(72)	(91)	(104)	222	(84)
Net cash provided by (used in) investing activities	694	(277)	(416)	(163)	(583)

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

Cash flows from financing activities
Issuance of debt	-	496	-	-	-
Payment of debt	(400)	-	(3)	(149)	(141)
Dividends paid to shareholders	(179)	(180)	(177)	(179)	(178)
Issuance of common stock - employee share options	15	44	13	17	10
Treasury stock acquired - share repurchase authorization	(1,000)	(765)	(290)	(112)	-
Treasury stock acquired - net employee share-based compensation	(26)	(2)	-	(1)	(27)
Excess tax benefits from share-based payment arrangements	4	3	1	2	1
Net cash used in financing activities	(1,586)	(404)	(456)	(422)	(335)

Effect of exchange rate changes on cash	2	(2)	(12)	(17)	-

Net increase (decrease) in cash	37	21	58	(37)	(105)
Cash at beginning of period	271	308	329	387	350
Cash at end of period	$308	$329	$387	$350	$245

Income taxes paid	$78	$637	$117	$9	$34
Interest paid	$72	$112	$64	$127	$63

The Travelers Companies, Inc.
Financial Supplement - First Quarter 2009
Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to one or more prior years or the current year.  In the opinion of the Company’s management, discussion of loss reserve development is useful to investors as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income, and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses (i.e., excluding FAS 115), divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services to its clients primarily in the United States.  Business Insurance is organized into the following six groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, Aviation, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance, healthcare and certain international and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety and financial liability coverages, which require a primarily credit-based underwriting process, as well as property and casualty products that are primarily marketed on a domestic basis in the United Kingdom, Ireland and Canada, and on an international basis through Lloyd’s.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International.

Personal Insurance - The Personal Insurance segment writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.